Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Aug. 31, 2017 CNY (¥)	Aug. 31, 2017 USD ($)	Aug. 31, 2016 CNY (¥)
Other Liabilities Disclosure [Abstract]
Payroll and related benefits	¥ 137,738		¥ 114,976
Temporary receipt from students	97,628		55,019
Deposits received	19,947		16,845
Others	17,166		14,179
Total	¥ 272,479	$ 41,355	¥ 201,019